UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2025

PennantPark Floating Rate Capital Ltd.

(Exact name of Registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1691 Michigan Avenue Miami Beach, Florida	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 297-9500

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 16, 2025, PennantPark Floating Rate Funding I, LLC (the “Borrower”), a wholly-owned subsidiary of PennantPark Floating Rate Capital Ltd. (the “Registrant”), entered into a fourth amendment (the “Amendment”) to its revolving credit and security agreement, originally dated as of August 12, 2021 (the “Credit Facility”), by and among the Borrower, PennantPark Investment Advisers, LLC, as collateral manager, the lenders from time to time party thereto, Truist Bank, as administrative agent for the secured parties and swingline lender, and U.S. Bank Trust Company, National Association, as collateral agent, collateral administrator and back-up collateral administrator. Among other things, the Amendment decreased pricing to the secured overnight financing rate (“SOFR”) plus 200 basis points from SOFR plus 225 basis points, extends the reinvestment period by one year from August 12, 2027 to August 14, 2028, extends the maturity period by one year from August 14, 2029 to August 14, 2030, increases the maximum first lien advance rate from 70% to 72.5% and decreases the aggregate commitment amounts of the lenders party thereto from $736,000,000 to $718,000,000, In addition, the Amendment removes one of the lenders party to the Credit Facility.

The description of the Amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure

On April 22, 2025, the Registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein. The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Registrant files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K and Exhibit 99.1 are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Registrant undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Revolving Credit and Security Agreement, dated April 16, 2025, by and among PennantPark Floating Rate Funding I, LLC as borrower, PennantPark Investment Advisers, LLC as collateral manager, the lenders from time to time party thereto, Truist Bank, as administrative agent for the secured parties and swingline lender, Fifth Third Bank, National Association as Documentation Agent and U.S. Bank Trust Company, National Association, as collateral agent, collateral administrator and back-up collateral administrator

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated April 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNANTPARK FLOATING RATE CAPITAL LTD.

Date: April 22, 2025	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer & Treasurer